Exhibit 16

                                POWER OF ATTORNEY






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                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of Phoenix Insight Funds Trust (the "Insight Funds"), hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Kevin J. Carr, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements on Form N-14, amendments thereto, and such other filings as may be appropriate with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to reorganization of Phoenix Tax-Exempt Bond Fund, a series of Phoenix Multi-Portfolio Fund, into Phoenix Insight Tax-Exempt Bond Fund, a series of the Insight Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         WITNESS my hand and seal on this 24th day of August, 2006.



/s/ E. Virgil Conway                             /s/ Philip R. McLoughlin
--------------------                             ------------------------
E. Virgil Conway                                 Philip R. McLoughlin


/s/ Daniel T. Geraci                             /s/ Geraldine M. McNamara
--------------------                             -------------------------
Daniel T. Geraci                                 Geraldine M. McNamara


/s/ Harry Dalzell-Payne                          /s/ James M. Oates
-----------------------                          ------------------
Harry Dalzell-Payne                              James M. Oates


/s/ Francis E. Jeffries                          /s/ Richard E. Segerson
-----------------------                          -----------------------
Francis E. Jeffries                              Richard E. Segerson


/s/ Dr. Leroy Keith, Jr.                         /s/ Ferdinand L.J. Verdonck
------------------------                         ---------------------------
Dr. Leroy Keith, Jr.                             Ferdinand L.J. Verdonck


/s/ Marilyn E. LaMarche
-----------------------
Marilyn E. LaMarche